Exhibit 4.1

AMENDMENT NO. 14 TO AND WAIVER UNDER

THE CREDIT AGREEMENT

Dated as of April 14, 2006

AMENDMENT NO. 14 TO AND WAIVER UNDER THE CREDIT AGREEMENT, dated as of April 14, 2006 (this “Amendment”), among DRESSER, INC., a Delaware corporation (the “U.S. Borrower”), D.I. LUXEMBOURG S.A.R.L., a corporation organized and existing under the laws of Luxembourg (the “Euro Borrower”, and, collectively with the U.S. Borrower, the “Borrowers”), DRESSER HOLDINGS, INC., a Delaware corporation (“Dresser Holdings” or the “Parent”), DEG ACQUISITIONS, LLC, a Delaware limited liability company (“DEG Acquisitions”), the Lenders listed on the signature pages hereto and MORGAN STANLEY SENIOR FUNDING, INC. (“MSSF”), as Administrative Agent.

W I T N E S S E T H:

WHEREAS, the Borrowers, DEG Acquisitions, the Subsidiary Guarantors, the Lender Parties party thereto and the Agents have entered into a Credit Agreement dated as of April 10, 2001, as amended by Amendment No. 1 thereto dated as of March 13, 2002, Amendment No. 2 thereto dated as of June 17, 2002, Amendment No. 3 thereto dated as of December 11, 2002, Amendment No. 4 and Waiver thereto dated as of March 31, 2003, Amendment No. 5 thereto dated as of June 30, 2003, Amendment No. 6 and Waiver thereto dated as of August 5, 2003, Amendment No. 7 thereto dated as of March 1, 2004, Amendment No. 8 and Waiver thereto dated as of March 18, 2005, Amendment No. 9 and Waiver thereto dated as of May 27, 2005, Amendment No. 10 and Waiver thereto dated as of July 14, 2005, Amendment No. 11 and Waiver thereto dated as of September 29, 2005, Amendment No. 12 and Waiver thereto dated as of November 14, 2005 and Amendment No. 13 and Waiver thereto dated as of March 30, 2006 and as modified by the Consent dated as of June 3, 2004 (as so amended and modified, the “Credit Agreement”; capitalized terms used herein but not defined shall be used herein as defined in the Credit Agreement). Dresser Holdings has entered into an Assignment and Assumption Agreement dated as of July 3, 2002 with DEG Acquisitions whereby Dresser Holdings assumed the duties and liabilities of DEG Acquisitions under the Credit Agreement and the Security Agreement.

WHEREAS, the Borrowers desire to (a) amend certain provisions of the Credit Agreement and (b) waive certain Defaults and Events of Default under the Credit Agreement, in each case as provided herein;

WHEREAS, the Required Lenders have agreed, subject to the terms and conditions hereinafter set forth, to grant the Borrowers’ request as set forth below;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3, the Credit Agreement is, effective as of the date hereof, hereby amended as follows:

(a) Section 5.01 is amended by replacing clause (r) with the following:

“(r) On or prior to September 30, 2006, and notwithstanding any other time limits specified in Section 5.03(b), the U.S. Borrower shall furnish to the Agents and the Lender Parties (i) audited annual financial statements for the Fiscal Year ended in 2005, as required by Section 5.03(b) and (ii) to the extent that the annual financial statements for the Fiscal Years ended in 2003 or 2004 are required to be restated in connection with the preparation of such financial statements for the Fiscal Year ended in 2005, revised audited financial statements for such Fiscal Years, as required by Section 5.03(b), it being agreed that the delivery of the financial statements contained in the U.S. Borrower’s Annual Report on Form 10-K for the Fiscal Year ended in 2005, if such financial statements include the restated annual financial statements for the Fiscal Years ended in 2003 or 2004, shall satisfy the requirements of this clause (ii).”

SECTION 2. Waiver and Standstill. (a) Subject to Section 3 hereof, the Required Lenders hereby waive any Default or Event of Default in respect of the provisions of Sections 2.06(b)(ii) (but only in respect of equity proceeds in an amount not greater than $10,000,000 used to finance an asset acquisition), 2.07(a), 2.08(c), 3.02, 4.01(i), 4.01(j), 4.01(q)(ii), 5.01(a), 5.01(g), 5.02(b)(ii)(F) and (G), 5.02(f)(vii), (viii) and (ix), 5.02(g), 5.03(a), 5.03(b), 5.03(c), 5.03(d), 5.04(a) and 5.04(b) of the Credit Agreement and any related or substantially comparable provision of any Loan Document, in each case consisting of, resulting from or relating in any respect to (i) the re-audit, revision or restatement of any financial statement delivered prior to the date of this Amendment by the U.S. Borrower or any of its Subsidiaries (including, without limitation, any misstatement therein or in any certificate, representation or warranty relating thereto and any error, defect or deficiency in accounting procedures or in the application of accounting principles reflected thereby or relating thereto), (ii) any failure to deliver any such financial statement or the 2005 audited annual financial statements when or as required, except as required by Section 5.01(r), (iii) any failure to comply with any obligation that became required to be performed or observed under any of such provisions by reason of the occurrence of any such Default or Event of Default or (iv) any misstatement as to the absence of any such Default or Event of Default.

(b) Subject to Section 3 hereof, the Required Lenders waive any Default or Event of Default now existing or hereafter arising under Section 6.01(e) of the Credit Agreement resulting from a default under Section 4.03 of the Indenture under which the Senior Subordinated Debt was issued; provided, however, that the exercise by the Trustee or the requisite holders of Senior Subordinated Notes of their right to give a notice of acceleration pursuant to Section 6.02 of such Indenture by reason of the existence of such default under Section 4.03 of the Indenture shall constitute an immediate Event of Default.

2

SECTION 3. Conditions to Effectiveness. This Amendment shall become effective as of the first date set forth above when each of the conditions set forth in this Section 3 to this Amendment shall have been fulfilled to the satisfaction of the Administrative Agent.

(i) Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of each of (a) the Borrowers, (b) the Administrative Agent and (c) the Required Lenders, or as to any of the foregoing parties, advice reasonably satisfactory to the Administrative Agent that each of the foregoing parties has executed a counterpart of this Amendment.

(ii) Payment of Fees and Expenses. The U.S. Borrower shall have paid (a) to the Administrative Agent, for the benefit of each Lender executing this Amendment on or before April 13, 2006, a fee equal to 0.10% of the aggregate Revolving Credit Commitments and Tranche C Term Advances of each such Lender and (b) all expenses (including the fees and expenses of Shearman & Sterling LLP) incurred in connection with the preparation, negotiation and execution of this Amendment and other matters relating to the Credit Agreement from and after the last invoice to the extent invoiced.

(iii) Execution of Consent. The Administrative Agent shall have received counterparts of a Consent substantially in the form of Exhibit A to this Amendment, duly executed by each of the entities listed therein.

(iv) Waiver Under Refinancing Loan Agreement. The requisite number of lenders under the Refinancing Loan Agreement shall have agreed to waive any defaults under the Refinancing Loan Agreement arising from the matters referred to herein, on terms satisfactory to the Administrative Agent.

SECTION 4. Representations and Warranties. Each Borrower hereby represents and warrants as follows:

(a) On the date hereof, after giving effect to this Amendment, (i) no event has occurred and is continuing, or would result from the effectiveness of this Amendment, that constitutes a Default and (ii) all representations and warranties set forth in the Loan Documents shall be true and correct in all material respects.

(b) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by the Borrowers of this Amendment and by the Guarantors and the Grantors of the consent attached hereto or other transactions contemplated hereby.

(c) This Amendment has been duly executed and delivered by the Borrowers. The consent attached hereto has been duly executed and delivered by each of the Guarantors and the Grantors. This Amendment and each of the other Loan Documents, as amended hereby, to which each Borrower, each Guarantor and each Grantor is a party are legal, valid and binding obligations of such Borrower, such Guarantor and such Grantor, as applicable, enforceable against such Borrower, such Guarantor and such Grantor, as applicable, in accordance with their respective terms.

3

SECTION 5. Reference to and Effect on the Transaction Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other transaction documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified by this Amendment.

(b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, and shall be subject to the jurisdictional and service provisions of the Credit Agreement, as if this were a part of the Credit Agreement.

SECTION 8. Entire Agreement; Modification. This Amendment constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, there being no other agreements or understandings, oral, written or otherwise, respecting such subject matter, any such agreement or understanding being superseded hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and may not be amended, extended or otherwise modified, except in a writing executed in whole or in counterparts by each party hereto.

[Signatures follow.]

4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective authorized officers as of the day and year first above written.

DRESSER, INC., as U.S. Borrower

By:	/s/ ROBERT D. WOLTIL
	Name:	Robert D. Woltil
	Title:	Senior Vice President and Chief Financial Officer

D.I. LUXEMBOURG S.A.R.L., as Euro Borrower

By:	/s/ ROBERT D. WOLTIL
	Name:	Robert D. Woltil
	Title:	Director

DEG ACQUISITIONS, LLC

By:	FIRST RESERVE FUND VIII, L.P., a Delaware limited partnership, its Manager

	By:	FIRST RESERVE GP VIII, L.P., a Delaware limited partnership, its general partner

		By:	FIRST RESERVE CORPORATION, a Delaware corporation, its general partner

		By:		/s/ THOMAS R. DENISON
			Name:	Thomas R. Denison
			Title:	Managing Director

DRESSER HOLDINGS, INC.

By:	/s/ JOHN P. RYAN
	Name:	John P. Ryan
	Title:	Chief Executive Officer & President

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent

By:	/s/ EUGENE F. MARTIN
	Name:	Eugene F. Martin
	Title:	Vice President Morgan Stanley Senior Funding, Inc.

MORGAN STANLEY & CO. INCORPORATED, as Collateral Agent

By:	/s/ EUGENE F. MARTIN
	Name:	Eugene F. Martin
	Title:	Managing Director

LENDERS
Morgan Stanley Senior Funding, Inc.

By:	/s/ EUGENE F. MARTIN
	Name:	Eugene F. Martin
	Title:	Vice President
Morgan Stanley Senior Funding, Inc.

LENDERS

Sankaty Advisors, LLC as Collateral Manager for Castle Hill III CLO, Limited, as Term Lender

By:		/s/ DIANE J. EXTER
	Name:	Diane J. Exter
	Title:	Managing Director
Portfolio Manager

LENDERS

Sankaty Advisors, LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender

By:		/s/ DIANE J. EXTER
	Name:	Diane J. Exter
	Title:	Managing Director
Portfolio Manager

LENDERS

Columbus Loan Funding Ltd.

By:	Citigroup Alternative Investments LLC

By:	/s/ MAURA CONNOR
Name:	Maura Connor
Title:	Vice President

LENDERS

Citigroup Investments Corporate Loan Fund Inc.

By:	Citigroup Alternative Investments LLC

By:	/s/ MAURA CONNOR
Name:	Maura Connor
Title:	Vice President

LENDERS

FRANKLIN FLOATING RATE DAILY ACCESS FUND

By:		/s/ RICHARD HSU
	Name:	Richard Hsu
	Title:	Vice President

LENDERS

AIM FLOATING RATE FUND

By:	INVESCO Senior Secured Management, Inc. As Sub-Adviser

By:		/s/ KAREN S. KLAPPER
	Name:	Karen S. Klapper
	Title:	Authorized Signatory

LENDERS

ALZETTE EUROPEAN CLO S.A.

By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:		/s/ KAREN S. KLAPPER
	Name:	Karen S. Klapper
	Title:	Authorized Signatory

LENDERS

AVALON CAPITAL LTD. 3

By:	INVESCO Senior Secured Management, Inc. As Asset Manager

By:		/s/ KAREN S. KLAPPER
	Name:	Karen S. Klapper
	Title:	Authorized Signatory

LENDERS

CHAMPLAIN CLO, LTD.

By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:		/s/ KAREN S. KLAPPER
	Name:	Karen S. Klapper
	Title:	Authorized Signatory

LENDERS

INVESCO EUROPEAN CDO I S.A.

By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:		/s/ KAREN S. KLAPPER
	Name:	Karen S. Klapper
	Title:	Authorized Signatory

LENDERS

LOAN FUNDING IX LLC, for itself or as agent for Corporate Loan Funding IX LLC

By:	INVESCO Senior Secured Management, Inc. As Portfolio Manager

By:		/s/ KAREN S. KLAPPER
	Name:	Karen S. Klapper
	Title:	Authorized Signatory

LENDERS

PETRUSSE EUROPEAN CLO S.A.

By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:		/s/ KAREN S. KLAPPER
	Name:	Karen S. Klapper
	Title:	Authorized Signatory

LENDERS

SARATOGA CLO I, LIMITED

By:	INVESCO Senior Secured Management, Inc. As Asset Manager

By:		/s/ KAREN S. KLAPPER
	Name:	Karen S. Klapper
	Title:	Authorized Signatory

LENDERS

KATONAH III, LTD. by Sankaty Advisors LLC as Sub-Advisors

By:		/s/ DIANE J. EXTER
	Name:	Diane J. Exter
	Title:	Managing Director
Portfolio Manager

LENDERS

Venture IV CDO Limited

By:	its investment advisor, MJX Asset Management LLC

By:		/s/ KEN OSTMARIN
	Name:	Ken Ostmarin
	Title:	Director

LENDERS

Clydesdale CLO 2003 Ltd.

By:		/s/ ELIZABETH MACLEAN
	Name:	Elizabeth Maclean
	Title:	Director

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS COLLATERAL MANAGER

LENDERS

Clydesdale CLO 2004, Ltd.

By:		/s/ ELIZABETH MACLEAN
	Name:	Elizabeth Maclean
	Title:	Director

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS COLLATERAL MANAGER

LENDERS

Trust Company of the West

VELOCITY CLO, LTD.

By:	TCW Advisors, Inc., its Collateral Manager

By:	/s/ STEPHEN SUo
Name:	Stephen Suo
Title:	Vice President

By:	/s/ G. WAYNE HOSANG
Name:	G. Wayne Hosang
Title:	Vice President

LENDERS

Katonah II, Ltd. by Sankaty Advisors LLC as Sub-Advisors

By:		/s/ DIANE J. EXTER
	Name:	Diane J. Exter
	Title:	Managing Director
Portfolio Manager

LENDERS

ORIX Financial Services, Inc.

By:		/s/ JORGE L. JARAMILLO
	Name:	Jorge L. Jaramillo
	Title:	Managing Director

LENDERS

Aeries Finance-II Ltd.

By:	Patriarch Partners X, LLC, its Managing Agent

By:		/s/ LYNN TILTON
	Name:	Lynn Tilton
	Title:	Manager

LENDERS

LONG LANE MASTER TRUST II

By:		/s/ M. CRISTINA HIGGINS
	Name:	M. Cristina Higgins
	Title:	Authorized Agent

LENDERS

Sankaty Advisors, LLC as Collateral Manager for Race Point II CLO, Limited, as Team Lender

By:		/s/ DIANE J. EXTER
	Name:	Diane J. Exter
	Title:	Managing Director
Portfolio Manager

LENDERS

SEQUILS-LIBERTY, LTD.

By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:		/s/ KAREN S. KLAPPER
	Name:	Karen S. Klapper
	Title:	Authorized Signatory

LENDERS

BALLANTYNE FUNDING LLC

By:		/s/ M. CRISTINA HIGGINS
	Name:	M. Cristina Higgins
	Title:	Assistant Vice President

LENDERS

Ameriprise Certificate Company By: RiverSource Investments, LLC as Collateral Manager

By:		/s/ YVONNE E. STEVENS
	Name:	Yvonne E. Stevens
	Title:	Sr. Managing Director

LENDERS

Highland Floating Rate LLC

By:		/s/ JOE DOUGHERTY
	Name:	Joe Dougherty
	Title:	Sr. Vice President

LENDERS

Jasper CLO, Ltd.

By:	Highland Capital Management, L.P., As Collateral Manager
By:	Strand Advisors, Inc., Its General Partner

By:		/s/ CHAD SCHRAMEK
	Name:	Chad Schramek
	Title:	Assistant Treasurer Strand Advisors Inc. General Partner of Highland Capital Management, LP

LENDERS

Stone Tower CDO II Ltd
By:	Stone Tower Debt Advisors LLC, as its Collateral Manager

By:		/s/ MICHAEL W. DELPERCIO
	Name:	MICHAEL W. DELPERCIO
	Title:	AUTHORIZED SIGNATORY

LENDERS

ALLIED IRISH BANK PLC,

By:		/s/ ROISIN O’CONNELL
	Name:	Roisin O’Connell
	Title:	Vice President

By:		/s/ JOSEPH S. AUGUSTINI
	Name:	Joseph S. Augustini
	Title:	Vice President

LENDERS

Ares VIII CLO Ltd.

By:	Ares CLO Management VIII, L.P., Investment Manager

By:	Ares CLO GP VIII, LLC, Its General Partner

By:	/s/ AMERICO CASCELLA
Name:	Americo Cascella
Title:	Vice President

LENDERS

Ares IV CLO Ltd.

By:	Ares CLO Management IV, L.P., Investment Manager

By:	Ares CLO GP IV, LLC, Its Managing Member

By:		/s/ AMERICO CASCELLA
	Name:	Americo Cascella
	Title:	Vice President

LENDERS

Ares III CLO Ltd.

By:	ARES CLO Management LLC, Investment Manager

By:		/s/ AMERICO CASCELLA
	Name:	Americo Cascella
	Title:	Vice President

LENDERS

Ares X CLO Ltd.

By:	Ares CLO Management X, L.P., Investment Manager

By:	Ares CLO GP X, LLC, Its General Partner

By:		/s/ AMERICO CASCELLA
	Name:	Americo Cascella
	Title:	Vice President

LENDERS

ARES ENHANCED LOAN INVESTMENT STRATEGY, LTD.

By:	Ares Enhanced Loan Management, L.P., Investment Manager

By:	Ares Enhanced Loan GP, LLC Its General Partner

By:	/s/ AMERICO CASCELLA
Name:	Americo Cascella
Title:	Vice President

LENDERS

Trimaran CLO IV Ltd.
By	Trimaran Advisors, L.L.C.

By:		/s/ DAVID M. MILLISON
	Name:	David M. Millison
	Title:	Managing Director

LENDERS

Ballyrock CLO II Limited,
By	Ballyrock Investment Advisors LLC, as Collateral Manager

By:		/s/ LISA RYMUT
	Name:	Lisa Rymut
	Title:	Assistant Treasurer

LENDERS

Fidelity Advisor Series II: Fidelity Advisor Floating Rate High Income Fund

By:		/s/ JOHN H. COSTELLO
	Name:	John H. Costello
	Title:	Assistant Treasurer

LENDERS

Black Diamond International Funding, Ltd.

By:		/s/ DAVID DYER
	Name:	David Dyer
	Title:	Director

LENDERS

Franklin CLO I, Limited

By:		/s/ DAVID ARDINI
	Name:	David Ardini
	Title:	Vice President

LENDERS

LONG LANE MASTER TRUST IV

By:		/s/ M. CRISTINA HIGGINS
	Name:	M. Cristina Higgins
	Title:	Authorized Agent

LENDERS

Nomura Bond & Loan Fund

By:		/s/ ELIZABETH MACLEAN
	Name:	Elizabeth Maclean
	Title:	Director

	By:	UFJ Trust Bank Limited as Trustee
	By:	Nomura Corporate Research and Asset Management Inc. Attorney in Fact

LENDERS

ELT LTD.

By:		/s/ M. CRISTINA HIGGINS
	Name:	M. Cristina Higgins
	Title:	Assistant Vice President

LENDERS

BIRCHWOOD FUNDING LLC

By:		/s/ M. CRISTINA HIGGINS
	Name:	M. Cristina Higgins
	Title:	Assistant Vice President

LENDERS

Erste Bank New York

By:		/s/ ROBERT J. WAGMAR
	Name:	Robert J. Wagmar
	Title:	Director

By:		/s/ BRYAN LYNCH
	Name:	Bryan Lynch
	Title:	First Vice President

LENDERS

ELF Funding Trust III			MainStay Floating Rate Fund, a series of Eclipse Funds, Inc.

By:	New York Life Investment Management LLC, as Attorney-in-Fact		By:	New York Life Investment Management LLC

By:		/s/ ROBERT H. DIAL	By:		/s/ ROBERT H. DIAL
	Name:	ROBERT H. DIAL		Name:	ROBERT H. DIAL
	Title:	Managing Director		Title:	Managing Director

NYLIM Flatiron CLO 2004-1 Ltd.

By:	New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact

By:		/s/ ROBERT H. DIAL
	Name:	ROBERT H. DIAL
	Title:	Managing Director

LENDERS

LOAN FUNDING XIII for itself or as agent for Corporate Funding XIII, as a Lender

By:		/s/ JONATHAN J. MARKS
	Name:	Jonathan J. Marks
	Title:	Principal

Silvermine Capital Management, LLC
263 Tresser Blvd.
10th Floor
Stamford, CT 06901
(T) 203 399-3030
(F) 203 399-3002

LENDERS

INDOSUEZ CAPITAL FUNDING VI, LIMITED, as a Lender
By:	LYON CAPITAL MANAGEMENT LLC As Collateral Manager

	By:		/s/ ALEXANDER B. KENNA
		Name:	Alexander B. Kenna
		Title:	Portfolio Manager

BOSTON HARBOR CLO 2004-1, Ltd.

/s/ BETH MAZOR
By:	Beth Mazor
Title:	V.P.

LENDERS

GENERAL ELECTRIC CAPITAL CORPORATION

By:		/s/ JEFFREY SKINNER
	Name:	Jeffrey Skinner
	Title:	Duly Authorized Signatory

LENDERS

Stanfield Carrera CLO, Ltd.
By:	Stanfield Capital Partners LLC as its Asset Manager

By:		/s/ STEPHEN M. ALFIERI
	Name:	Stephen M. Alfieri
	Title:	Managing Partner

LENDERS

Stanfield Arbitrage CDO, Ltd.
By:	Stanfield Capital Partners LLC as its Collateral Manager

By:		/s/ STEPHEN M. ALFIERI
	Name:	Stephen M. Alfieri
	Title:	Managing Partner

LENDERS

Fall Creek CLO, Ltd.

By:	/s/ THOMAS N. DAVIS
Thomas N. Davis Authorized Signor

LENDERS

CONTINENTAL ASSURANCE COMPANY on behalf of its Separate Account (E)

By:		/s/ MARILOU R. MCGIRR
	Name:	Marilou R. McGirr
	Title:	Vice President and Treasurer

LENDERS

CONTINENTAL CASUALTY COMPANY

By:		/s/ MARILOU R. MCGIRR
	Name:	Marilou R. McGirr
	Title:	Vice President and Treasurer

LENDERS

AMMC CLO III, LIMITED

By:	American Money Management Corp., as Collateral Manager

By:		/s/ CHESTER M. ENG
	Name:	Chester M. Eng
	Title:	Senior Vice President

LENDERS

IDS Life Insurance Company

By:	RiverSource Investments, LLC as Collateral Manager

By:		/s/ YVONNE E. STEVENS
	Name:	Yvonne E. Stevens
	Title:	Sr. Managing Director

LENDERS

Centurion CDO VII, Ltd.

By:	RiverSource Investments, LLC as Collateral Manager

By:		/s/ ROBIN C. STANCIL
	Name:	Robin C. Stancil
	Title:	Supervisor - Fixed Income

LENDERS

Centurion CDO VI, Ltd.

By:	RiverSource Investments, LLC as Collateral Manager

By:		/s/ ROBIN C. STANCIL
	Name:	Robin C. Stancil
	Title:	Supervisor - Fixed Income

LENDERS

Centurion CDO III, Limited

By:	RiverSource Investments, LLC as Collateral Manager

By:		/s/ ROBIN C. STANCIL
	Name:	Robin C. Stancil
	Title:	Supervisor - Fixed Income

LENDERS

Centurion CDO II, Ltd.

By:	RiverSource Investments, LLC as Collateral Manager

By:		/s/ ROBIN C. STANCIL
	Name:	Robin C. Stancil
	Title:	Supervisor - Fixed Income

LENDERS

NORTHWOODS CAPITAL IV, LIMITED
BY:	Angelo, Gordon & Co., L.P.,
as Collateral Manager

By:		/s/ BRUCE MARTIN
	Name:	BRUCE MARTIN
	Title:	MANAGING DIRECTOR

LENDERS

NORTHWOODS CAPITAL VI, LIMITED
BY:	Angelo, Gordon & Co., L.P.
as Collateral Manager

By:		/s/ BRUCE MARTIN
	Name:	BRUCE MARTIN
	Title:	MANAGING DIRECTOR

LENDERS

Ares VIR CLO Ltd.

By:	Ares CLO Management VIR, L.P.,
Investment Manager

By:	Ares CLO GP VIR, LLC,
Its General Partner

By:		/s/ AMERICO CASCELLA
	Name:	Americo Cascella
	Title:	Vice President

LENDERS

Ares VII CLO Ltd.

By:	Ares CLO Management VII, L.P.,
Investment Manager

By:	Ares CLO GP VII, LLC,
Its General Partner

By:		/s/ AMERICO CASCELLA
	Name:	Americo Cascella
	Title:	Vice President

LENDERS

SENIOR DEBT PORTFOLIO
By:	Boston Management and Research
as Investment Advisor

By:		/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
BY:	Eaton Vance Management
as Investment Advisor

By:		/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

EATON VANCE CDO III, LTD.
BY:	Eaton Vance Management
as Investment Advisor

By:		/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

EATON VANCE CDO VI LTD.
BY:	Eaton Vance Management
as Investment Advisor

By:		/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

Eaton Vance CDO VII PLC
By:	Eaton Vance Management as Interim Investment Advisor

By:		/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

THE NORINCHUKIN BANK, NEW YORK BRANCH, through State Street Bank and Trust Company N.A. as Fiduciary Custodian
By:	Eaton Vance Management, Attorney in fact

By:		/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

BIG SKY III SENIOR LOAN TRUST
By:	Eaton Vance Management as Investment Advisor

By:		/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

EATON VANCE
VT FLOATING-RATE INCOME FUND
By:	Eaton Vance Management
as Investment Advisor

By:		/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

EATON VANCE
LIMITED DURATION INCOME FUND
By:	Eaton Vance Management as Investment Advisor

By:		/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

TOLLI & CO.
By:	Eaton Vance Management as Investment Advisor

By:		/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

EATON VANCE FLOATING-RATE INCOME TRUST
By:	Eaton Vance Management as Investment Advisor

By:		/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

Eaton Vance Variable Leverage Fund Ltd.
By:	Unknown Management as Investment Advisor

By:		/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

Travelers Insurance Company by By: Metropoliton Life Insurance Company its Investment Manager

By:		/s/ DAVID W. FARRELL
	Name:	David W. Farrell
	Title:	Director

LENDERS

BELHURST CLO LTD.
By:	INVESCO Senior Secured Management, Inc. as Collateral Manager

By:		/s/ KAREN S. KLAPPER
	Name:	KAREN S. KLAPPER
	Title:	AUTHORIZED SIGNATORY

LENDERS

DIVERSIFIED CREDIT PORTFOLIO LTD.
By:	INVESCO Senior Secured Management, Inc. as Investment Advisor

By:		/s/ KAREN S. KLAPPER
	Name:	KAREN S. KLAPPER
	Title:	AUTHORIZED SIGNATORY

LENDERS

SERVES 2006-1, Ltd. By PPM America, Inc., as Collateral Manager

By:		/s/ DAVID C. WAGNER
	Name:	David C. Wagner
	Title:	Managing Director

PUTNAM DIVERSIFIED INCOME TRUST

/s/ BETH MAZOR
By:	Beth Mazor
Title:	V.P.

LENDERS

COMSTOCK FUNDING LTD.

By:		/s/ JONATHAN J. MARKS
	Name:	Jonathan J. Marks
	Title:	Principal

Silvermine Capital Management, LLC
263 Tresser Blvd.
10th Floor
Stamford, CT 06901
(T) 203 399-3030
(F) 203 399-3002

LENDERS

EAGLE CREEK CLO, Ltd.

By:		/s/ THOMAS DAVIS
	Name:	Thomas Davis
	Title:	Authorized Signor

LENDER

CELERITY CLO LIMITED
By:	TCW Advisors, Inc., as Agent

By:		/s/ STEPHEN SUO
Stephen Suo
	Title:	Vice President

By:		/s/ G. WAYNE HOSANG
G. Wayne Hosang
	Title:	Vice President

LENDER

DARIEN LOAN FUNDING COMPANY
By:	TCW Advisors as its Interim
Interim Collateral Manager

By:		/s/ STEPHEN SUo
	Name:	Stephen Suo
	Title:	Vice President

By:		/s/ G. WAYNE HOSANG
	Name:	G. Wayne Hosang
	Title:	Vice President

LENDER

FIRST 2004-I CLO, LTD.
By:	TCW Advisors, Inc.,
its Collateral Manager

By:		/s/ STEPHEN SUo
	Name:	Stephen Suo
	Title:	Vice President

By:		/s/ G. WAYNE HOSANG
	Name:	G. Wayne Hosang
	Title:	Vice President

LENDER

FIRST 2004-II CLO, LTD.
By:	TCW Advisors, Inc.,
its Collateral Manager

By:		/s/ STEPHEN SUo
	Name:	Stephen Suo
	Title:	Vice President

By:		/s/ G. WAYNE HOSANG
	Name:	G. Wayne Hosang
	Title:	Vice President

LENDER

LOAN FUNDING I LLC,
a wholly owned subsidiary of Citibank, N.A.
By:	TCW Advisors, Inc.,
as Portfolio Manager of Loan Funding I LLC

By:		/s/ STEPHEN SUo
	Name:	Stephen Suo
	Title:	Vice President

By:		/s/ G. WAYNE HOSANG
	Name:	G. Wayne Hosang
	Title:	Vice President

LENDER

TCW SELECT LOAN FUND, LIMITED
By:	TCW Advisors, Inc., as its Collateral Manager

By:		/s/ STEPHEN SUo
	Name:	Stephen Suo
	Title:	Vice President

By:		/s/ G. WAYNE HOSANG
	Name:	G. Wayne Hosang
	Title:	Vice President

LENDERS

J.P. Morgan Trust Company (Cayman) Limited, as Trustee for TORAJI TRUST,
By:	Its Investment Manager, Citigroup Alternative Investments LLC

/s/ MAURA CONNOR
	Name:	Maura Connor
	Title:	Vice President

LENDERS

Wells Fargo Bank, N.A.

By:		/s/ WILLIAM S. ROGERS
	Name:	William S. Rogers
	Title:	Vice President

LENDERS

Sankaty Advisors, LLC as Collateral Manager for Castle Hill I - INGOTS, Ltd., as Term Lender

By:		/s/ DIANE J. EXTER
	Name:	DIANE J. EXTER
	Title:	MANAGING DIRECTOR
PORTFOLIO MANAGER

LENDERS

Sankaty Advisors, LLC as Collateral Manager for Castle Hill II - INGOTS, Ltd., as Term Lender

By:		/s/ DIANE J. EXTER
	Name:	DIANE J. EXTER
	Title:	MANAGING DIRECTOR
PORTFOLIO MANAGER

LENDERS

Sankaty Advisors, Inc., as Collateral Manager for Brant Point CBO 1999-1 LTD., as Term Lender

By:		/s/ DIANE J. EXTER
	Name:	DIANE J. EXTER
	Title:	MANAGING DIRECTOR
PORTFOLIO MANAGER

LENDERS

Sankaty Advisors, LLC as Collateral Manager for AVERY POINT CLO, LTD., as Term Lender

By:		/s/ DIANE J. EXTER
	Name:	DIANE J. EXTER
	Title:	MANAGING DIRECTOR
PORTFOLIO MANAGER

LENDERS

HARBOUR TOWN FUNDING LLC

By:		/s/ M. CRISTINA HIGGINS
	Name:	M. Cristina Higgins
	Title:	Assistant Vice President

LENDERS

JUPITER LOAN FUNDING LLC

By:		/s/ M. CRISTINA HIGGINS
	Name:	M. Cristina Higgins
	Title:	Assistant Vice President

LENDERS

PPM MONARCH BAY FUNDING LLC

By:		/s/ M. CRISTINA HIGGINS
	Name:	M. Cristina Higgins
	Title:	Assistant Vice President

LENDERS

PPM SHADOW CREEK FUNDING LLC

By:		/s/ M. CRISTINA HIGGINS
	Name:	M. Cristina Higgins
	Title:	Assistant Vice President

LENDERS

Airlie CBNA Loan Funding LLC, for itself or as agent for Airlie CFPI Loan Funding LLC

By:		/s/ BEATA KONOPKO
	Name:	BEATA KONOPKO
	Title:	Attorney-in-fact

LENDERS

[Print Name of Financial Institution]

By:
Name:
Title:

OAK HILL CREDIT PARTNERS I, LIMITED			OAK HILL CREDIT PARTNERS II, LIMITED

By:	Oak Hill CLO Management I, LLC As Investment Manager		By:	Oak Hill CLO Management II, LLC As Investment Manager

By:		/s/ SCOTT D. KRASE	By:		/s/ SCOTT D. KRASE
	Name:	Scott D. Krase		Name:	Scott D. Krase
	Title:	Authorized Person		Title:	Authorized Person

OAK HILL CREDIT PARTNERS III, LIMITED

By:	Oak Hill CLO Management III, LLC As Investment Manager

By:		/s/ SCOTT D. KRASE
	Name:	Scott D. Krase
	Title:	Authorized Person

LENDERS

Bank Leumi USA

By:		/s/ JOUNG HEE HONG
	Name:	Joung Hee Hong
	Title:	Vice President

LENDERS

CALYON NEW YORK BRANCH

By:		/s/ DENNIS PETITO
	Name:	Dennis Petito
	Title:	Managing Director

By:		/s/ BERTRAND CORDHMME
	Name:	Bertrand Cordhmme
	Title:	Vice President

LENDERS

Credit Industriel et Commercial

By:		/s/ ANTHONY ROCK	/s/ SEAN MOUNIER
	Name:	Anthony Rock	Sean Mounier
	Title:	Vice President	First Vice President

LENDERS

Metropolitan Life Insurance Company

By:		/s/ DAVID W. FARRELL
	Name:	David W. Farrell
	Title:	Director

LENDERS

NCRAM Loan Trust

By:	/s/ ELIZABETH MACLEAN
	Name:	Elizabeth MacLean
	Title:	Director

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT ADVISER

LENDERS

Highland Floating Rate Advantage Fund

By:	/s/ JOE DOUGHERTY
	Name:	Joe Dougherty
	Title:	Senior Vice President

LENDERS

CHARTER VIEW PORTFOLIO
By:	INVESCO Senior Secured Managment, Inc. As Investment Advisor

By:	/s/ KAREN S. KLAPPER
	Name:	Karen S. Klapper
	Title:	Authorized Signatory

LENDERS

EATON VANCE SENIOR INCOME TRUST
BY:	Eaton Vance Management as Investment Advisor

By:	/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

COSTANTINUS EATON VANCE CDO V, LTD.
BY:	Eaton Vance Management as Investment Advisor

By:	/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

GRAYSON & CO
BY:	Boston Management And Research as Investment Advisor

By:	/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

EATON VANCE SENIOR FLOATING-RATE TRUST
BY:	Eaton Vance Management as Investment Advisor

By:	/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND
BY:	Eaton Vance Management as Investment Advisor

By:	/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

BRYN MAWR CLO, Ltd.
By:	Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ PETER SAKON
	Name:	Peter Sakon
	Title:	Vice President

LENDERS

FOREST CREEK CLO, Ltd.
By:	Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ PETER SAKON
	Name:	Peter Sakon
	Title:	Vice President

LENDERS

LONG GROVE CLO, LIMITED
By:	Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ PETER SAKON
	Name:	Peter Sakon
	Title:	Vice President

LENDERS

CUMBERLAND II CLO LTD
By:	Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ PETER SAKON
	Name:	Peter Sakon
	Title:	Vice President

LENDERS

ROSEMONT CLO, Ltd.
By:	Deerfield Capital Management LLC as its Collateral Manager

By:		/s/ PETER SAKON
	Name:	Peter Sakon
	Title:	Vice President

LENDERS

Monument Park CDO Ltd.
By:	Blackstone Debt Advisors L.P. As Collateral Manager

By:		/s/ DEAN T. CRIARES
	Name:	Dean T. Criares
	Title:	Senior Managing Director

LENDERS

Lofayette Square CDO Ltd., for itself or as agent for Lofayette Square CDO Ltd. xxx

By:		/s/ DEAN T. CRIARES
	Name:	Dean T. Criares
	Title:	Senior Managing Director

LENDERS

Essex Park CDO Ltd.
By:	Blackstone Debt Advisors L.P. As Collateral Manager

By:		/s/ DEAN T. CRIARES
	Name:	Dean T. Criares
	Title:	Senior Managing Director

LENDERS

Prospect Park CDO Ltd.
By:	Blackstone Debt Advisors L.P. As Collateral Manager

By:
	Name:	Dean T. Criares
	Title:	Senior Managing Director

LENDERS

SENIOR HIGH INCOME PORTFOLIO INC.

By:	/s/ Illegible

MASTER SENIOR FLOATING RATE TRUST

By:	/s/ Illegible

Longhorn CDO III, LTD.
By:	Merrill Lynch Investment Managers, L.P. as Collateral Manager

By:	/s/ Illegible

DEBT STRATEGIES FUND, INC.

	By:	/s/ Illegible

Longhorn CDO (Cayman) LTD
By:	Merrill Lynch Investment Managers, L.P. as Collateral Manager

By:	/s/ Illegible

Merrill Lynch Global Investment Series: Income Strategies Portfolio
By:	Merrill Lynch Investment Managers, L.P. as Investment Advisor

By:	/s/ Illegible

LENDERS

Aurum CLO 2002-1, Ltd
By:	Deutsche Asset Management, Inc. As Sub-Advisor

By:	/S/ COLLEEN CUNNIFFE
Name:	Colleen Cunniffe
Title:	Director

By:	/S/ MARK RIGAZIO
Name:	Mark Rigazio
Title:	Vice President

Flagship CLO 2001-1
By:	Deutsche Asset Management, Inc. As Sub-Advisor

By:	/S/ COLLEEN CUNNIFFE
Name:	Colleen Cunniffe
Title:	Director

By:	/S/ MARK RIGAZIO
Name:	Mark Rigazio
Title:	Vice President

Flagship CLO II
By:	Deutsche Asset Management, Inc. As Sub-Advisor

By:	/S/ COLLEEN CUNNIFFE
Name:	Colleen Cunniffe
Title:	Director

By:	/S/ MARK RIGAZIO
Name:	Mark Rigazio
Title:	Vice President

Flagship CLO III
By:	Deutsche Asset Management, Inc. As Sub-Advisor

By:	/S/ COLLEEN CUNNIFFE
Name:	Colleen Cunniffe
Title:	Director

By:	/S/ MARK RIGAZIO
Name:	Mark Rigazio
Title:	Vice President

Flagship CLO IV
By:	Deutsche Asset Management, Inc. As Sub-Advisor

By:	/S/ COLLEEN CUNNIFFE
Name:	Colleen Cunniffe
Title:	Director

By:	/S/ MARK RIGAZIO
Name:	Mark Rigazio
Title:	Vice President

LENDERS

INVESTORS BANK & TRUST COMPANY AS SUB-CUSTODIAN AGENT OF CYPRESSTREE INTERNATIONAL LOAN HOLDING COMPANY LIMITED

By:	/s/ MARTHA HADELER
	Name:	Martha Hadeler
	Title:	Managing Director

By:	/s/ ROBERT WEEDEN
	Name:	Robert Weeden
	Title:	Managing Director

LENDERS

Hewett’s Island CDO, Ltd.
By:	CypressTree Investment Management Company, Inc., as Portfolio Manager.

By:	/s/ JOHN A. FRABOTTA
	Name:	John A. Frabotta
	Title:	Director

LENDERS

ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.
By:	ING Investments, LLC as its investment manager

By:	/s/ THEODORE M. HANG
	Name:	Theodore M. Hang
	Title:	Vice President

ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.
By:	ING Investments, LLC as its investment manager

By:	/s/ THEODORE M. HANG
	Name:	Theodore M. Hang
	Title:	Vice President

ING PRIME RATE TRUST
By:	ING Investment Management Co. as its investment manager

By:	/s/ THEODORE M. HANG
	Name:	Theodore M. Hang
	Title:	Vice President

ING SENIOR INCOME FUND
By:	ING Investment Management Co. as its investment manager

By:	/s/ THEODORE M. HANG
	Name:	Theodore M. Hang
	Title:	Vice President

LENDERS

[Print Name of Financial Institution]
NYLIM Flatiron CLO 2003-1 Ltd.

By:	New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact		By:
Name:
Title:

By:	/s/ ROBERT H. DIAL
	Name:	Robert H. Dial
	Title:	Managing Director

NYLIM Flatiron CLO 2004-1 Ltd.			NYLIM High Yield CDO 2001 Ltd.

By:	New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact		By:	New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact

By:	/s/ ROBERT H. DIAL		By:	/s/ ROBERT H. DIAL
	Name:	Robert H. Dial		Name:	Robert H. Dial
	Title:	Managing Director		Title:	Managing Director

NYLIM Flatiron CLO 2005-1 Ltd.			New York Life Insurance Company.

By:	New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact		By:	/s/ ROBERT H. DIAL

By:	/s/ ROBERT H. DIAL			Name:	Robert H. Dial
	Name:	Robert H. Dial		Title:	Vice President
	Title:	Managing Director

New York Life Insurance and Annuity Corporation
			By:	New York Life Investment Management LLC, Its Investment Manager

			By:		/s/ ROBERT H. DIAL
				Name:	Robert H. Dial
				Title:	Managing Director

LENDERS

[ULT CBNA Loan Funding LLC for itself or as agent for ULT CFPI Loan Funding LLC]

By:		/s/ ROY HYKAL
	Name:	Roy Hykal
	Title:	Attorney-in-fact

LENDERS

Stanfield Quattro CLO, Ltd.

By:	Stanfield Capital Partners LLC As its Collateral Manager

By:		/s/ STEPHEN M. ALFIERI
	Name:	Stephen M. Alfieri
	Title:	Managing Partner

LENDERS

LLOYDS TSB BANK PLC

By:		/s/ MARIO DEL DUCA
	Name:	Mario Del Duca
	Title:	Assistant Vice President Risk Management & Business Support DORS

LENDERS

LLOYDS TSB BANK PLC

By:	/s/ MARIO DEL DUCA
	Name:	Mario Del Duca
	Title:	Assistant Vice President Risk Management & Business Support DORS

LENDERS

KZH PONDVIEW LLC

By:		/s/ Illegible
	Name:	[TO COME]
	Title:	Authorized Agent

LENDERS

BlackRock Senior Income Series Magnetite Asset Investors III LLC Magnetite IV CLO, Limited Magnetite V CLO, Limited Senior Loan Fund

By:		/s/ TOM COLWELL
	Name:	Tom Colwell
	Title:	Auth. Sig.

LENDERS

Stone Tower CLO III Ltd.

By:	Stone Tower Debt Advisors LLC, as its Collateral Manager

By:		/s/ MICHAEL W. DELPERCIO
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

LENDERS

Stone Tower CDO Ltd.
By:	Stone Tower Debt Advisors LLC, as its Collateral Manager

By:	/s/ MICHAEL W. DELPERCIO
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

LENDERS

BABSON CLO LTD 2003-I
BABSON CLO LTD 2004-I
BABSON CLO LTD 2005-III
ELC (CAYMAN) LTD. 1999-II
SUFFIELD CLO, LIMITED
By:	Babson Capital Management LLC as Collateral Manager

By:	/s/ MARCUS SOWELL
	Name:	Marcus Sowell
	Title:	Managing Director

MAPLEWOOD (CAYMAN) LIMITED

By:	Babson Capital Management LLC as Investment Manager

By:	/s/ MARCUS SOWELL
	Name:	Marcus Sowell
	Title:	Managing Director

NEWTON CDO LTD

By:	Babson Capital Management LLC as Investment Manager

By:	/s/ MARCUS SOWELL
	Name:	Marcus Sowell
	Title:	Managing Director

SIMSBURY CLO, LIMITED

By:	Babson Capital Management LLC under delegeted authority from Massachusetts Mutual Life Insurance Company as Collateral Manager

By:	/s/ MARCUS SOWELL
	Name:	Marcus Sowell
	Title:	Managing Director

LENDERS

BLACK DIAMOND CLO 2005-2, LTD.
By:	Black Diamond Capital Management, L.L.C., as Its collateral Manager

By:	/s/ JAMES J. ZENNI
	Name:	James J. Zenni, Jr.
	Title:	President & Managing Partner
Black Diamond Capital Management, L.L.C.

LENDERS

BLACK DIAMOND CLO 2005-1, LTD.
By:	Black Diamond Capital Management, L.L.C., as Its collateral Manager

By:	/s/ JAMES J. ZENNI
	Name:	James J. Zenni, Jr.
	Title:	President & Managing Partner
Black Diamond Capital Management, L.L.C.

LENDERS

Sequils-Centurion V, Ltd.
By:	RiverSource Investments, LLC as Collateral Manager

By:	/s/ ROBIN C STANCIL
	Name:	Robin C Stancil
	Title:	Supervisor - Fixed Income

LENDERS

KZH SOLEIL LLC

By:	/s/ Illegible
	Name:	[TO COME]
	Title:	Authorized Agent

LENDERS

KZH SOLEIL-2 LLC

By:	/s/ Illegible
	Name:	[TO COME]
	Title:	Authorized Agent

LENDERS

Galaxy CLO 2003-1, Ltd.
By: AIG Global Investment Corp., Inc.
its Collateral Manager

By:	/s/ W. JEFFREY BAXTER
Name:	W. Jeffrey Baxter
Title:	Managing Director

Galaxy III CLO, Ltd.
By: AIG Global Investment Corp.,
its Collateral Manager

By:	/s/ W. JEFFREY BAXTER
Name:	W. Jeffrey Baxter
Title:	Managing Director

Natexis Banques Populaires

By:	/s/ DONOVAN C. BROOSSARD
	Name:	Donovan C. Broossard
	Title:	Vice President and Group Manager

By:	/s/ TIMOTHY L. POLVADO
	Name:	Timothy L. Polvado
	Title:	Vice President and Group Manager

LENDERS

Allstate Life Insurance Company

By:	/s/ CHRIS GOERGEN
	Name:	Chris Goergen
	Title:	Authorized Signatory

By:	/s/ BREEGE A. FARRELL
	Name:	Breege A. Farrell
	Title:	Authorized Signatory

AIMCO CDO, Series 2000-A

By:	/s/ CHRIS GOERGEN
	Name:	Chris Goergen
	Title:	Authorized Signatory

By:	/s/ BREEGE A. FARRELL
	Name:	Breege A. Farrell
	Title:	Authorized Signatory

AIMCO CLO, Series 2005-A

By:	/s/ CHRIS GOERGEN
	Name:	Chris Goergen
	Title:	Authorized Signatory

By:	/s/ BREEGE A. FARRELL
	Name:	Breege A. Farrell
	Title:	Authorized Signatory

LENDERS

Addison CDO, Limited
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ MOHAN V. PHANSALKAR
Mohan V. Phansalkar
Managing Director

LENDERS

DELANO Company
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ MOHAN V. PHANSALKAR
Mohan V. Phansalkar
Managing Director

LENDERS

Loan Funding III LLC
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ MOHAN V. PHANSALKAR
Mohan V. Phansalkar
Managing Director

LENDERS

ROYALTON COMPANY
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ MOHAN V. PHANSALKAR
Mohan V. Phansalkar
Managing Director

LENDERS

SEQUILS-MAGNUM, LTD.
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ MOHAN V. PHANSALKAR
Mohan V. Phansalkar
Managing Director

LENDERS

Southport CLO, Limited
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ MOHAN V. PHANSALKAR
Mohan V. Phansalkar
Managing Director

LENDERS

Waveland – INGOTS, LTD.
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ MOHAN V. PHANSALKAR
Mohan V. Phansalkar
Managing Director

LENDERS

Wrigley CDO, Ltd.
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ MOHAN V. PHANSALKAR
Mohan V. Phansalkar
Managing Director

EXHIBIT A TO AMENDMENT NO. 14

CONSENT

Reference is made to the Credit Agreement, dated as of April 10, 2001, as amended by Amendment No. 1 thereto dated as of March 13, 2002, Amendment No. 2 thereto dated as of June 17, 2002, Amendment No. 3 thereto dated as of December 11, 2002, Amendment No. 4 and Waiver thereto dated as of March 31, 2003, Amendment No. 5 dated as of June 30, 2003, Amendment No. 6 and Waiver thereto dated as of August 5, 2003 and Amendment No. 7 thereto dated as of March 1, 2004, Amendment No. 8 and Waiver thereto dated as of March 18, 2005, Amendment No. 9 and Waiver thereto dated as of May 27, 2005, Amendment No. 10 and Waiver thereto dated as of July 14, 2005, Amendment No. 11 and Waiver thereto dated as of September 29, 2005, Amendment No. 12 and Waiver thereto dated as of November 14, 2005 and Amendment No. 13 and Waiver thereto dated as of March 30, 2006 and as modified by the Consent thereto dated as of June 3, 2004, among the Borrowers, the Lender Parties party thereto, and Morgan Stanley Senior Funding, Inc., as Administrative Agent (such Credit Agreement, as so amended and modified, the “Credit Agreement”).

Each of the undersigned confirms and agrees that (a) notwithstanding the effectiveness of the foregoing Amendment No. 14 to and Waiver under the Credit Agreement, each Loan Document to which such Person is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, in each case as amended by Amendment No. 14 to and Waiver under the Credit Agreement, and (b) the Collateral Documents to which such Person is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations and the Guaranteed Obligations, respectively (in each case, as defined therein).

DEG ACQUISITIONS, LLC
By:	FIRST RESERVE FUND VIII, L.P., a Delaware limited partnership, its Manager
By:	FIRST RESERVE GP VIII, L.P., a Delaware limited partnership, its general partner
By:	FIRST RESERVE CORPORATION, a Delaware corporation, its general partner

By:		/s/ THOMAS R. DENISON
	Name:	Thomas R. Denison
	Title:	Managing Director

DRESSER HOLDINGS, INC.

By:		/s/ JOHN P. RYAN
	Name:	John P. Ryan
	Title:	Chief Executive Officer & President

DRESSER INTERNATIONAL, INC.

By:		/s/ JOHN P. RYAN
	Name:	John P. Ryan
	Title:	Chief Executive Officer & President

DRESSER RE, INC.

By:		/s/ JOHN P. RYAN
	Name:	John P. Ryan
	Title:	Chief Executive Officer & President

DRESSER RUSSIA, INC.

By:		/s/ JOHN P. RYAN
	Name:	John P. Ryan
	Title:	Chief Executive Officer & President

LVF HOLDING CORPORATION

By:		/s/ JOHN P. RYAN
	Name:	John P. Ryan
	Title:	Chief Executive Officer & President

DRESSER ENTECH, INC.

By:		/s/ JOHN P. RYAN
	Name:	John P. Ryan
	Title:	Chief Executive Officer & President

RING-O VALVE, INCORPORATED

By:		/s/ JOHN P. RYAN
	Name:	John P. Ryan
	Title:	Chief Executive Officer & President

DRESSER CHINA, INC.

By:		/s/ JOHN P. RYAN
	Name:	John P. Ryan
	Title:	Chief Executive Officer & President